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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 26, 2006



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           NEW YORK                       1-4743                 11-1362020
        (State or Other          (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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                                        4
ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Executive Compensation Arrangements:

(a) On October 26, 2006, the Board of Directors of Standard Motor Products, Inc. (the "Company") amended the Company's Supplemental Compensation Plan (the "Plan") to provide for in service distributions to the participants under the Plan in compliance with Section 409A of the Internal Revenue Code. The Plan is an unfunded supplemental retirement program for eligible employees. Currently, the only employees eligible under the Plan are John Gethin, the Company's President and Chief Operating Officer, and James Burke, the Company's Vice President Finance and Chief Financial Officer. The Plan provides that, upon attainment of a participant's normal retirement age (i.e., 60 years of age), the participant shall be entitled to 50% of such participant's highest average annual base salary plus bonus in three of the last five years of service.

(b) On October 26, 2006, the Board also approved the entering into agreements with each of Messrs. Gethin and Burke (the "Officers") to provide among other things: (1) agreement by each Officer to remain an employee of the Company for a term of not less than three additional years after such Officer reaches the age of 60 (the "Extension Period"); (2) additional compensation to each Officer comprised of salary plus any applicable bonus (as determined at such time by the Company's Compensation and Management Development Committee) for each year of the Extension Period plus at the end of the Extension Period a payment (payable over 12 months following such Officer's retirement) of such Officer's then annual salary plus bonus payable at par; and (3) extension of the life insurance policies for each of the Officers during the Extension Period.


The amended Plan and the above-referenced agreements in paragraph (b) shall be filed as exhibits to the Company's Form 10-K for the year ended December 31, 2006.


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 30, 2006, Standard Motor Products, Inc. (the "Company") issued a press release announcing its financial results for the three months and nine months ended September 30, 2006. A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1 Press release dated October 30, 2006 announcing Standard Motor Products, Inc.'s financial results for the three months and nine months ended September 30, 2006.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 STANDARD MOTOR PRODUCTS, INC.


                                 By: /s/ James J. Burke
                                     James J. Burke
                                     Vice President Finance,
                                     Chief Financial Officer

Date: October 30, 2006




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                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
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99.1          Press release dated October 30, 2006 announcing Standard Motor
              Products, Inc.'s financial results for the three months and nine months ended September 30, 2006.














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